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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                   FORM 8-K/A
                                (AMENDMENT NO. 1)


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


       DATE OF REPORT (Date of earliest event reported): NOVEMBER 18, 2005


                       CLEAR CHANNEL COMMUNICATIONS, INC.
             (Exact name of registrant as specified in its charter)

                 TEXAS                               1-9645                          74-1787539
     (State or other jurisdiction           (Commission File Number)      (IRS Employer Identification No.)
           of incorporation)

                   200 EAST BASSE ROAD                                              78209
                   SAN ANTONIO, TEXAS                                            (Zip Code)
        (Address of principal executive offices)

       Registrant's telephone number, including area code: (210) 822-2828

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 5.03  AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL
           YEAR.

         This Form 8-K/A amends the Form 8-K filed with the Commission on November 23, 2005, to include as Exhibit 3.1 the amended text of Section 1 of
Article X of our Amended and Restated Bylaws.


ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

Exhibits.

3.1  Section 1 (as amended) of Article X of our Amended and Restated Bylaws.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:    November 29, 2005

                               CLEAR CHANNEL COMMUNICATIONS, INC.

                               By:  /s/ Herbert W. Hill, Jr.
                                  ----------------------------------------------
                                    Herbert W. Hill, Jr.
                                    Sr. Vice President/Chief Accounting Officer



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                                  EXHIBIT INDEX


3.1  Section 1 (as amended) of Article X of our Amended and Restated Bylaws.